LEASES	3 Months Ended
Mar. 31, 2022
Leases [Abstract]
LEASES

NOTE 9 – LEASES

As of December 31, 2021 the Company had three operating restaurants. The Company leases these spaces based upon the following schedules:

•	Kisses From Italy 9th LLC based in Fort Lauderdale, Florida leases approximately 990 square feet and has paid $3,273 per month since 2018, pending completion of the required renovations to the exterior and interior of the property necessitated due to hurricane damage that occurred to the location in 2018. The landlord has been very slow in making these changes. It was agreed upon that when work was completed, and approved by the City of Fort Lauderdale, the rent would be increased to the market rate at that time. Beginning on May 1, 2021, the rent increased to $5,857.50 per month and was renewed by the Company for an additional five-year term with standard annual escalator costs.

•	Kisses-Palm Sea Royal LLC based in Pompano Beach, Florida leases approximately 2,300 square feet for $3,933 per month. The Company has a one-year automatic renewal provision for this lease on May 1st of each year under the same terms.

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Kisses From Italy Italia SRLS based in Bari, Italy, leases approximately 2,200 square feet of space for 1,400 euros per month under the terms of a six-year lease which ends on May 5, 2024 and has an optional automatic renewal provision for six years.

During the three months ended March 31, 2022, the Company adopted ASC 842, and based on the present value of the lease payments for the remaining average lease term of the Company's existing leases noted above , the Company recognized $562,030 in noncurrent ROU assets, $88,469 in current lease liabilities and $473,561 in noncurrent lease liabilities from operating leases.

For the three months ended March 31, 2022 and 2021, the Company recorded rent expenses related to lease obligations of $32,888 and $28,106, respectively. Rent expenses related to lease obligations in operating expenses in the Company’s statement of operations.